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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22005

     Evergreen Global Dividend Opportunity Fund
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: October 31, 2007

Date of reporting period: April 30, 2007

Item 1 - Reports to Stockholders.

Evergreen Global Dividend Opportunity

Evergreen

GLOBAL DIVIDEND OPPORTUNITY FUND

Semiannual Report
as of April 30, 2007

Evergreen Investments℠
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
3	FINANCIAL HIGHLIGHTS
4	SCHEDULE OF INVESTMENTS
7	STATEMENT OF ASSETS AND LIABILITIES
8	STATEMENT OF OPERATIONS
9	STATEMENT OF CHANGES IN NET ASSETS
10	NOTES TO FINANCIAL STATEMENTS
16	AUTOMATIC DIVIDEND REINVESTMENT PLAN
17	ADDITIONAL INFORMATION
20	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2007, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

June 2007

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder,

We are pleased to provide the semiannual report for Evergreen Global Dividend Opportunity Fund covering the one-month period ended April 30, 2007.

The fund invests primarily in the stocks of U.S. and foreign utilities, energy and telecommunications services companies, with an emphasis on corporations that either provide healthy dividend yields or have the potential to provide competitive yields.

The fund’s initial public offering in March 2007 came at a time when equity markets throughout the world continued to provide solid returns. In the United States, the decision of the Federal Reserve Board to leave short-term interest rates unchanged, combined with receding commodity prices, provided a favorable backdrop for stock investing. The sustained growth in corporate profits lifted investor confidence. At the same time, the increased activity of private equity and hedge funds interested in acquiring attractively priced companies gave further support to valuations in the market.

Meanwhile, U.S. and foreign equity markets appeared to recover from a setback in February 2007 when a sell-off in China set off a wave of volatility felt in markets throughout the world, including in the United States. International stock performance continued to be driven by the dynamic growth in emerging markets, led by the rapidly increasing economies in China and India, and the improving fundamentals and corporate profitability in European and other developed markets.

In the U.S., Gross Domestic Product grew at a 2.5% pace in the final quarter of 2006 then decelerated to an annualized rate of 1.3% in the first quarter of 2007. The slump in the housing industry was a major

LETTER TO SHAREHOLDERS continued

factor that contributed to the slowdown, which came in the face of strong employment, rising wages and gains in both personal consumption and business investment.

In this environment, managers of Evergreen Global Dividend Opportunity Fund assembled a diversified portfolio of stocks of domestic and foreign companies that they believed offered superior long-term dividend income prospects.

As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you may also access details about daily fund prices, yields, dividend rates and fund facts about Evergreen closed-end funds. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, addressing NASD actions involving Evergreen Investment Services, Inc. (EIS), Evergreen’s mutual fund broker-dealer or statements from Dennis Ferro and Chairman of the Board of the Evergreen funds, Michael S. Scofield, addressing SEC actions involving the Evergreen funds.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout the period)

Period Ended
April 30, 2007[1]
(unaudited)

Net asset value, beginning of period	$19.10[2]

Income from investment operations
Net investment income (loss)	0.26
Net realized and unrealized gains or losses on investments	0.23

Total from investment operations	0.49

Offering costs charged to capital for common shares	(0.04)

Net asset value, end of period	$19.55

Market value, end of period	$20.08

Total return based on market value[3]	0.40%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$879,857
Ratios to average net assets applicable to common shareholders
Expenses including waivers/reimbursements but excluding expense reductions	1.15%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.15%[4]
Net investment income (loss)	1.37%
Portfolio turnover rate	3%

1 For the period from March 28, 2007 (commencement of operations), to April 30, 2007.

2 Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.

3 Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

4 Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2007 (unaudited)

	Country	Shares	Value

COMMON STOCKS 96.9%
CONSUMER STAPLES 0.8%
Food Products 0.8%
Dean Foods Co.	United States	200,000	$7,286,000

ENERGY 3.6%
Oil, Gas & Consumable Fuels 3.6%
Copano Energy, LLC	United States	126,000	4,921,560
ENI SpA	Italy	750,000	24,909,110
Enterprise Products Partners, LP	United States	51,000	1,654,950

			31,485,620

TELECOMMUNICATION SERVICES 26.2%
Diversified Telecommunication Services 21.8%
AT&T, Inc. (p)	United States	525,000	20,328,000
Belgacom SA	Belgium	450,000	19,824,046
Deutsche Telekom AG	Germany	2,000,000	36,481,569
France Telecom	France	1,500,000	43,765,587
Telecom Italia SpA	Italy	10,000,000	24,432,442
TeliaSonera AB	Sweden	4,080,000	33,043,343
Verizon Communications, Inc.	United States	365,000	13,935,700

			191,810,687

Wireless Telecommunication Services 4.4%
MetroPCS Communications, Inc. *	United States	174,000	4,880,700
Vodafone Group plc	United Kingdom	12,000,000	34,166,792

			39,047,492

UTILITIES 66.3%
Electric Utilities 28.6%
British Energy Group plc *	United Kingdom	750,000	7,728,071
Drax Group plc	United Kingdom	477,612	8,051,989
E.ON AG	Germany	300,000	45,196,385
Edison International	United States	185,000	9,684,750
Enel SpA	Italy	2,000,000	22,788,166
Entergy Corp.	United States	225,000	25,456,500
Exelon Corp.	United States	344,300	25,963,663
FirstEnergy Corp.	United States	318,500	21,798,140
Red Electrica de Espana SA	Spain	550,000	25,202,514
Scottish & Southern Energy plc	United Kingdom	1,500,000	44,819,081
TERNA SpA	Italy	4,000,000	14,892,793

			251,582,052

Gas Utilities 9.1%
Enagas SA	Spain	1,375,000	33,234,339
Gaz de France	France	600,000	28,096,186
Snam Rete Gas SpA	Italy	3,000,000	19,148,682

			80,479,207

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007 (unaudited)

	Country	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Independent Power Producers & Energy Traders 2.8%
Constellation Energy Group, Inc.	United States	275,000	$24,508,000

Multi-Utilities 23.2%
Centrica plc	United Kingdom	3,000,000	23,119,405
National Grid plc	United Kingdom	2,500,000	39,124,310
NSTAR	United States	122,200	4,386,980
Public Service Enterprise Group, Inc.	United States	191,900	16,589,755
RWE AG	Germany	400,000	42,326,980
SUEZ	France	725,000	41,164,549
United Utilities plc	United Kingdom	2,500,000	37,200,378

			203,912,357

Water Utilities 2.6%
Kelda Group plc	United Kingdom	800,000	14,808,667
Pennon Group plc	United Kingdom	670,403	8,018,172

			22,826,839

Total Common Stocks (cost $841,533,769)			852,938,254

PREFERRED STOCKS 0.1%
MATERIALS 0.0%
Metals & Mining 0.0%
Ryerson, Inc., Ser. A, 2.40%	United States	5,012	225,540

UTILITIES 0.1%
Electric Utilities 0.1%
Consolidated Edison, Inc., 5.00%	United States	1,400	131,502
Public Service Electric and Gas Co., 5.28%	United States	5,900	561,237

			692,739

Total Preferred Stocks (cost $913,616)			918,279

MUTUAL FUND SHARES 0.1%
Tortoise Energy Capital Corp. (cost $700,700)	United States	22,000	689,920

SHORT-TERM INVESTMENTS 3.1%
MUTUAL FUND SHARES 3.1%
Evergreen Institutional Money Market Fund, Class I, 5.21% q ø
(cost $27,185,612)	United States	27,185,612	27,185,612

Total Investments (cost $870,333,697) 100.2%			881,732,065
Other Assets and Liabilities (0.2%)			(1,874,665)

Net Assets Applicable to Common Shareholders 100.0%			$879,857,400

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2007 (unaudited)

*	Non-income producing security
(p)	All or a portion of this security is pledged as collateral for written call options.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long-term investments by geographic location as of April 30, 2007:

United Kingdom	25.4%
United States	21.4%
Germany	14.5%
France	13.2%
Italy	12.4%
Spain	6.9%
Sweden	3.9%
Belgium	2.3%

100.0%

The following table shows the percent of total long-term investments by industry as of April 30, 2007:

Electric Utilities	29.5%
Multi-Utilities	23.9%
Diversified Telecommunication Services	22.4%
Gas Utilities	9.4%
Wireless Telecommunication Services	4.6%
Oil, Gas & Consumable Fuels	3.7%
Independent Power Producers & Energy Traders	2.9%
Water Utilities	2.7%
Food Products	0.8%
Other	0.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2007 (unaudited)

Assets
Investments in securities, at value (cost $843,148,085)	$854,546,453
Investments in affiliated money market fund, at value (cost $27,185,612)	27,185,612

Total investments	881,732,065
Cash	100,084
Foreign currency, at value (cost $2,399,623)	2,405,413
Dividends receivable	7,057,559

Total assets	891,295,121

Liabilities
Payable for securities purchased	8,046,160
Call options written, at value (premiums received $1,562,722)	1,541,444
Advisory fee payable	22,827
Due to other related parties	1,201
Accrued expenses and other liabilities	1,826,089

Total liabilities	11,437,721

Net assets applicable to common shareholders	$879,857,400

Net assets applicable to common shareholders represented by
Paid-in capital	$857,800,084
Undistributed net investment income	11,734,026
Accumulated net realized losses on investments	(1,102,704)
Net unrealized gains on investments	11,425,994

Net assets applicable to common shareholders	$879,857,400

Net asset value per share applicable to common shareholders
Based on $879,857,400 divided by 45,005,240 common shares issued and outstanding
(unlimited number of common shares authorized)	$19.55

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2007 (unaudited) (a)

Investment income
Dividends (net of foreign withholding taxes of $1,262,424)	$11,756,477
Interest	443,819
Income from affiliate	390,238

Total investment income	12,590,534

Expenses
Advisory fee	712,751
Administrative services fee	37,513
Transfer agent fees	3,259
Trustees’ fees and expenses	1,796
Printing and postage expenses	12,741
Custodian and accounting fees	49,572
Professional fees	10,489
Other	33,030

Total expenses	861,151
Less: Expense reductions	(4,643)

Net expenses	856,508

Net investment income	11,734,026

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	354,408
Written options	(1,390,803)
Foreign currency related transactions	(66,309)

Net realized losses on investments	(1,102,704)
Net change in unrealized gains or losses on investments	11,425,994

Net realized and unrealized gains or losses on investments	10,323,290

Net increase in net assets resulting from operations	$22,057,316

(a) For the period from March 28, 2007 (commencement of operations), to April 30, 2007.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
April 30, 2007
(unaudited) (a)

Operations
Net investment income	$11,734,026
Net realized losses on investments	(1,102,704)
Net change in unrealized gains or losses on investments	11,425,994

Net increase in net assets resulting from operations	22,057,316

Capital share transactions
Net proceeds from the issuance of common shares	859,500,000
Common share offering expenses charged to paid-in capital	(1,800,000)

Net increase in net assets resulting from capital share transactions	857,700,000

Total increase in net assets applicable to common shareholders	879,757,316
Net assets applicable to common shareholders
Beginning of period	100,084

End of period	$879,857,400

Undistributed net investment income	$11,734,026

(a) For the period from March 28, 2007 (commencement of operations), to April 30, 2007.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. ORGANIZATION

Evergreen Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The primary investment objective of the Fund is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Written options

The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains. Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.95% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings, reverse repurchase agreements, dollar rolls or the issuance of debt securities to the extent excluded in calculating net assets.

Crow Point Partners, LLC (“Crow Point”) is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

The Fund may invest in Evergreen-managed money market funds which are also advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the period ended April 30, 2007, the Fund paid brokerage commissions of $22,894 to Wachovia Securities, LLC.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares with no par value. For the period ended April 30, 2007, the Fund issued 45,005,240 common shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $862,417,232 and $19,623,555, respectively, for the period ended April 30, 2007.

During the period ended April 30, 2007, the Fund had written option activities as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at March 28, 2007	0	$0
Options written	33,244	2,224,092
Options closed	(13,435)	(661,370)

Options outstanding at April 30, 2007	19,809	$1,562,722

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

Open call options written at April 30, 2007 were as follows:

Expiration		Number of	Strike	Market	Premiums
Date	Index/ETF	Contracts	Price/Rate	Value	Received

05/18/2007	AMEX Airline
	Index	5,391	58 USD	$ 1,617	$ 466,160
05/18/2007	CAC 40 Index	386	6,000 EUR	261,342	65,044
05/18/2007	DAX Index	595	7,600 EUR	140,594	145,319
05/18/2007	Hang Seng Index	228	21,399 HKD	20,995	96,241
05/18/2007	Nasdaq 100
	Stock Index	165	1,900 USD	204,600	84,780
05/18/2007	Oil Service
	HOLDRs Trust	1,972	159 USD	511,931	384,540
05/18/2007	Pharmaceutical
	HOLDRs Trust	3,534	87 USD	22,618	81,282
05/18/2007	Retail HOLDRs
	Trust	2,861	109 USD	12,303	85,830
05/18/2007	Russell 2000
	Index	360	870 USD	14,040	30,060
05/18/2007	Semiconductor
	HOLDRs Trust	4,317	36 USD	351,404	123,466

On April 30, 2007, the aggregate cost of securities for federal income tax purposes was $870,333,697. The gross unrealized appreciation and depreciation on securities based on tax cost was $26,334,021 and $14,935,653, respectively, with a net unrealized appreciation of $11,398,368.

6. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

7. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

9. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant

NOTES TO FINANCIAL STATEMENTS (unaudited) continued

to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

11. SUBSEQUENT DISTRIBUTION

On June 14, 2007, the Fund declared distributions from net investment income of $0.50 per common share payable on July 27, 2007 to shareholders of record on July 16, 2007.

These distributions are not reflected in the accompanying financial statements.

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENTS

The Fund’s Board of Trustees considered approval of the investment management contract between the Fund and EIMC, and the sub-advisory agreement with Crow Point (Crow Point together with EIMC, the “Advisors”), at meetings held in January, February and March 2007. At those meetings, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund, EIMC or Crow Point, considered and approved each of the agreements (the investment management contract with EIMC and the sub-advisory agreement with Crow Point are referred to herein collectively as the “Agreements”).

The Trustees considered the Agreements in light of their annual consideration of the investment advisory and administrative arrangements for each of the other Evergreen funds, and much of the information and many of the factors considered by the Trustees in connection with such annual consideration were considered by them in connection with their consideration of the Agreements for the Fund.

The disinterested Trustees discussed the approval of the Agreements with representatives of EIMC and in private with legal counsel. In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the Fund. In considering the Agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. This summary describes the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The 1940 Act requires that the Board of Trustees request and evaluate, and that the Advisors furnish, such information as may reasonably be necessary to evaluate the terms of the Fund’s advisory agreements. The Evergreen funds’ Boards of Trustees and committees of the Boards of Trustees meet periodically during the course of the year. At those meetings, the Boards receive and consider a wide variety of information regarding the services performed by investment advisers to the Evergreen funds, the investment performance of the various Evergreen funds, portfolio trading practices, compliance by the Evergreen funds and their advisers with applicable laws and regulations and with the Evergreen funds’ and the advisers’ compliance policies and procedures; services provided by affiliates of EIMC to the Evergreen funds and shareholders of the Evergreen funds; the direct and indirect benefits to the advisers and their affil-iates from their relationships with the funds; and other information relating to the nature, extent, and quality of services provided.

In considering approval of each of the Agreements, the Trustees considered the information reviewed at their other meetings and the materials provided by EIMC specific to the Fund. Among other materials and factors, the Trustees considered, the identity and experience of the portfolio managers who would manage the Fund, the fees to be paid by the Fund to EIMC, and the fees to be paid by EIMC to Crow Point. In making their decision, the Trustees relied, in part,

ADDITIONAL INFORMATION (unaudited) continued

on comparisons of the Fund’s projected fees and expenses to the fees and expenses of other funds with generally comparable investment strategies. The Fund’s Board considered that EIS would serve as administrator to the Fund and receive a fee for its services as administrator. The Trustees also considered information provided to them as to the projected profitability to EIMC of the proposed investment management agreement for the Fund.

Nature and quality of the services provided. The Trustees considered that EIMC, its affiliates and Crow Point would provide a comprehensive investment management service to the Fund. They noted that EIMC makes its personnel available to serve as officers of the Evergreen funds, and concluded that the reporting and management functions provided by EIMC overall were generally satisfactory. The Trustees considered the managerial and financial resources available to EIMC, and the commitment that the Wachovia organization was expected to make to the Fund and the Evergreen funds generally. The Board also considered information as to the organization and investment capabilities of Crow Point. In addition, they discussed with representatives of EIMC its internal controls and policies relating to the use of derivatives for the Fund. On the basis of these factors, they determined that the nature and scope of the services provided by the Advisors were likely to be consistent with their respective duties under the Agreements and appropriate and consistent with the investment program and best interests of the Fund.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the Evergreen funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the nature, extent, and quality of the services proposed to be provided by EIMC, EIS, and Crow Point.

Investment performance. The Trustees noted specifically the favorable performance of Crow Point personnel in managing other Evergreen funds (principally during the period of their employment by EIMC). The Trustees also considered the identity and experience of the portfolio managers who would manage the Fund.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has generally attempted to make its investment advisory fees consistent with industry norms. The Trustees noted that the proposed advisory fee and projected expenses were at approximately the median of the fees and expenses of a group of similar closed-end funds. The Trustees took into account EIMC’s agreement to cap the Fund’s annual expenses at 1.20% of assets for a period of five years (assuming no preferred shares are issued). EIMC included in the materials presented to the Trustees a profitability analysis as to the Fund, but noted that it is generally difficult to determine likely profitability in the case of a new fund, especially one of this complexity.

ADDITIONAL INFORMATION (unaudited) continued

Economies of scale. The Trustees considered that, in light of the fact that the Fund would not be making a continuous offering of its shares, the likelihood of immediate economies of scale following the Fund’s initial offering was relatively low, although they determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreement to EIMC in the future for reasonableness in light of future growth of the Fund.

After reviewing a variety of factors, including those described above, the Trustees concluded that: (i) the services provided by each of the Advisors appeared appropriate and consistent with their obligations to the Fund; and (ii) the fees for such services appeared reasonable and consistent with industry norms for funds of comparable size and asset class. Based on the foregoing, the Trustees concluded that approval of each of the Agreements would be in the best interests of the Fund’s shareholders.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Fund Complex; Director,
Trustee	Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director,
DOB: 2/14/1939	Lincoln Educational Services
Term of office since: 1983
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios)

Gerald M. McDonnell	Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Phillips Pond Homes Association (home community); President and
Trustee	Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1984	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
(communications)
Other directorships: None

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Kasey Phillips[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.; Former Vice
Treasurer	President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen
DOB: 12/12/1970	Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4,5]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee oversees 94 Evergreen funds. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 Mr. Guerin’s information is as of June 14, 2007, the effective date of his approval by the Board of Trustees as Chief Compliance Officer of the Evergreen funds.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

579631 rv1 06/2007

Item 2 - Code of Ethics

Not required for this filing.

Item 3 - Audit Committee Financial Expert

Not applicable at this time.

Items 4 – Principal Accountant Fees and Services

Not required for this filing.

Items 5 – Audit Committee of Listed Registrants

Not required for this filing.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Global Dividend Opportunity Fund

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: June 29, 2007

By: ________________________
Kasey Phillips
Principal Financial Officer

Date: June 29, 2007